RAFAEL

PURCHASE ORDER

Draft

For all Correspondence Please Quote Our Reference :	Order No.	Revision:
	347181624	Order 0
Date Print: 06-JUN-05	Buyer : Gil Shalom	
Page : 1 of 3	Tel : 972-4-9908877 Fax : 972-4-9906584	

Purchasing & Logistics – Division 3
P.O.B 0911 (3L) Haifa 31008 ISRAEL

To : QPC – QUINTESSENCE PHOTONICS CO.
15632 ROXFORD ST.
SYLMAR
–LOS ANGELS 91342 CA
UNITED 1265
STATES

Phone : 001-818-986-0000   Fax : 0018188331342

6-VI-2005

L-Laser Subsystem (LLS)
Rafael Supplier Number : 05100180

We Hereby Order The Following :

Line No.	Rafael	Description	UOM	Ship No.	Delivery Date	Quantity	Unit Price	Total	Org.
1		PDR (SUCCESSFUL COMPLETION OF MILESTONE NO. 1 IN THE SOW)		1	30-JUN-05			11,400.00	39
3		DELIVERY OF ANALYSIS (SUCCESSFUL COMPLETION OF MILESTONES NO. 2 & 3 IN THE SOW)		1	10-AUG-05			38,000.00	39
5		CDR (SUCCESSFUL COMPLETION OF MILESTONE NO. 4 IN THE SOW)		1	20-SEP-05			26,600.00	39
7		DELIVERY OF TWO PROTOTYPE SYSTEMS NO.#1 + #2(SUCCESSFUL COMPLETION OF MILESTONES NO. 5 UP TO 9 IN T		1	10-NOV-05			95,000.00	39
9		PERFORMANCE & ENVIRONMENTAL QT + DELIVERY OF THIRD PROTOTYPE SYSTEM NO.#3(SUCCESSFUL COMPLETION OF M 10+11		1	10-APR-06			106,400.00	39
11		QT REPORTS + REVIEWS (SUCCESSFUL COMPLETION OF MILESTONES NO. 12 UP TO 14 IN THE SOW)		1	10-JUN-06			64,600.00	39
13		FAI GROUND AND FLIGHT TEST ON POD LEVEL (SUCCESSFUL COMPLETION OF MILESTONES NO. 15 UP TO 16 IN THE		1	10-AUG-06			38,000.00	39

Total (USD) : 380,000.00

RAFAEL

Purchasing & Logistics – Division 3
P.O.B 0911 (3L) Haifa 31008 ISRAEL

PURCHASE ORDER

Draft

For all Correspondence Please Quote Our Reference :	Order No. 347181624	Revision: Order 0
Date Print: 06-JUN-05 Page : 2 of 3	Buyer : Gil Shalom Tel : 972-4-9908877 Fax : 972-4-9906584	

To : QPC – QUINTESSENCE PHOTONICS CO.

Freight	Pay Terms	Currency
	45 Days From Invoice Date	USD

Overall Remarks :

1. THE FOLLOWING APPLICABLE DOCUMENTS – P.O 347181624 (SUBMITTED TO QPC) & P.O 347181625 (SUBMITTED TO ENERTEC SYSTEMS) – ARE ALL TRIPLE SIGNED DOCUMENTS:
   1. GENERAL TERMS & CONDITIONS – DATED MARCH 2005 (THE BACK OF THE P.O ARE NOT EFFECTIVE).
   2. MOA – DATED MARCH 2ND, 2005.
   3. SOW – TU3L0011A – DATED FEBRUARY 2005 (TILDOCS#289355V4).
   4. SPECIFICATIONS – TU3L0146A – DATED JANUARY 2005 (TILDOCS#280602V2).

   IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE ANNEXES THEMSELVES, THE CONFLICT OR INCONSISTENCY SHALL BE RESOLVED IN THE SAME ORDER OF PRECEDENCE AS THE DOCUMENTS MENTIONED ABOVE.

General Conditions

ALL SHIPPING DOCUMENTS MUST INCLUDE THE FOLLOWING:
1. CONSIGNEE : RAFAEL LTD., IMPORTER NO. 520042185
2. SHIPPER FULL NAME AND VAT REGISTRATION NUMBER
3. DESCRIPTION OF THE GOODS INCLUDING FIRST FOUR DIGITS OF HARMONIZED SYSTEM CLASSIFICATION.
4. PLACE ONE COPY OF INVOICE/PACKING LIST OUTSIDE PACKAGE, ONE MORE COPY OF INVOICE/PACKING LIST AND ALL OTHER DOCUMENTS INSIDE PACKAGE.

Freight forwarder?

ANY SUPPLIER WHO DOES NOT STRICTLY FOLLOW OUR INSTRUCTIONS WILL BE CHARGED FOR ANY EXPENSES INCURRED BY ORGANIZATION, AS A RESULT.
CLEARING OF GOODS EFFECTED BY US.
INSURANCE & FREIGHT COVERED BY US.
PACKING IN STRONG CASES SUITABLE FOR EXPORT.
YOUR INVOICE SHOULD INCLUDE THE NAME AND ADDRESS OF YOUR BANKERS NAME AND ACCOUNT NUMBER.
EVERY PACKAGE MUST BE ACCOMPANIED BY INVOICE (COPY).

FIXED PAYMENT TIMES :
1. THE FIXED PAYMENT TIMES TO MAKE PAYMENTS TO SUPPLIERS OVERSEAS, FROM THE TIME OF ISSUING THE ORDER ARE: THE CLOSEST WORKING DAY TO THE 7TH (SEVENTH) AND THE 22ND (TWENTY SECOND) OF EACH MONTH.
2. THE PAYMENT OF INVOICES THAT ARE APPROVED BY RAFAEL ARMAMENT DEVELOPMENT AUTHORITY, (RAFAEL) WILL BE MADE AT THE TIME CLOSEST TO THE TIMES SET FORTH IN PARAGRAPH 1 ABOVE, THAT FALL DUE AFTER 45 DAYS, OR OTHER CREDIT DAYS THAT ARE DETERMINED, FROM THE DAY OF ARRIVAL OF THE INVOICE IN RAFAEL.

IF AN EXPORT LICENSE WILL BE REQUIRED FOR THIS PO, VENDOR WILL USE ONLY RAFAEL'S END USE/R STATEMENT. NO CHANGES ARE PERMITTED. ANY END USE/R STATEMENT WITHOUT A WRITTEN APPROVAL FROM RAFAEL IS STRICTLY FORBIDDEN.

SHIPPING INSTRUCTIONS:
1. CALL OUR FORWARDER TO CO-ORDINATE
2. INDICATE ON ALL SHIPPING DOCUMENTS : DESTINATION CODE T4 , CONSOLIDATION CODE RR

TERMS AND CONDITIONS MENTIONED IN THE ANNEX ARE INTEGRAL PART OF THE ORDER/ RELEASE / REQUEST FOR QUOTATION, UNLESS SPECIFICALLY CHANGED IN THIS DOCUMENT.

THE VENDOR IS NOTIFIED THAT THE RFQ/ORDER IS PLACED IN ORDER TO ENABLE RAFAEL TO FULFILL ITS OFFSET OBLIGATIONS TO THE LOCAL OFFSET AUTHORITIES. VENDOR AGREES TO PROVIDE ALL THE NECESSARY DOCUMENTS AND SUPPORT TO ENABLE RAFAEL TO COMPLY WITH ITS OFFSET OBLIGATIONS.

RAFAEL

PURCHASE ORDER

Draft

Purchasing & Logistics – Division 3
P.O.B 0911 (3L) Haifa 31008 ISRAEL

For all Correspondence Please Quote Our Reference :	Order No.	Revision:
	347181624	Order 0
Date Print: 06–JUN–05	Buyer : Gil Shalom	
Page : 3 of 3	Tel : 972-4-9908877	
	Fax : 972-4-9906584	

To : QPC – QUINTESSENCE PHOTONICS CO.

MAIL ONE ORIGINAL INVOICE + THREE COPIES, B/L OR AWB AND EUR.1/CERT. OF ORIGIN FORM TO RAFAEL (DEP 76. ATT. PURCHASING ACCOUNTS PAYABLE) P.O.B 2251 HAIFA , ISRAEL

(For Internal use)
PROD – FSGL – XPOTDP01 – 6374290

6/6/05

GIL SHALOM
Contract & Purchasing Manager
Purchasing & Logistics Dep.
Missile Division -RAFAEL
2005

Vendor Confirmation

Name : ____________

Title : ____________

Signature : ____________

Date : ____________